UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported) August 18, 2008
First Priority Financial Corp.
(Exact name of registrant as specified in its charter)

Pennsylvania (State or other jurisdiction of Incorporation)	333-140879 (Commission File Number)	20-8420347 (IRS Employer Identification No.)

2 West Liberty Boulevard, Suite 104	19355
Malvern, Pennsylvania
(Address of principal executive offices)	(Zip Code)
Registrant’s telephone number, including area code (610) 280-7100
Not Applicable
(Former name or former address, if changed since last report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02.	Results of Operations and Financial Condition.
On August 11, 2008, First Priority Financial Corp. (the “Company”) distributed a press release announcing its earnings for the quarter ended June 30, 2008. The press release is incorporated into Exhibit 99.1.

Item 7.01	Regulation FD
On August 18, 2008, the Company issued a letter to its shareholders that discussed the Company’s June 30, 2008 quarter end results. Enclosed with the letter was the Company’s earnings release regarding its second quarter results. The letter and a related enclosure are attached hereto as Exhibit 99.1.
The information in this report and the attached Exhibit 99.1 is being furnished pursuant to Item 8.01 of this Form 8-K and shall not be deemed “filed” with the Securities and Exchange Commission for purposes of Section 18 of the Securities Exchange Act of 1934, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933.

Item 9.01	Financial Statements and Exhibits.
(d)	Exhibits
          99.1 Letter to Shareholders of First Priority Financial Corp. with enclosures, dated August 18, 2008, regarding results for the quarter ended June 30, 2008.

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

FIRST PRIORITY FINANCIAL CORP.
Dated: August 25, 2008	By:	/s/ Mark Myers
Mark Myers
Chief Accounting Officer

EXHIBIT INDEX

Exhibit
Number
99.1	Letter to Shareholders of First Priority Financial Corp., dated August 18, 2008, regarding results for the quarter ended June 30, 2008.